Share-Based Compensation Plans	12 Months Ended
Sep. 30, 2019
Share-based Payment Arrangement [Abstract]
Share-Based Compensation Plans

11. Share-Based Compensation Plans

Effective January 1, 2013, eligible individuals were invited to participate in the Senior Management Free Cash Flow Plan (as amended, the “Plan”). Eligible individuals include any employee, consultant or officer of the Company or any of its affiliates, who is selected by the Company’s Compensation Committee to participate in the Plan. In 2017, the Company’s Compensation Committee invited two additional employees to participate in the Plan. Under the Plan, participants are allocated a specific portion of the Company’s free cash flow to use to purchase the equivalent of Company stock through the acquisition of deferred equity units. Participants also receive a grant of profit interests in a purposely established LLC holding company (the “LLC”) that represent an economic entitlement to future appreciation over an equivalent number of shares of Company stock (“matching units”). The Company’s board of directors authorized the issuance of up to 82.1918 shares of the Company’s common stock pursuant to the Plan, 41.0959 in respect of deferred equity units and 41.0959 in respect of matching units, as adjusted in accordance with the Plan. The LLC currently owns approximately 60 issued and outstanding shares. Each deferred equity unit is equivalent to 1/10,000 of a share of Company stock. The Company credits units to active participants each Plan year at the time that annual free cash flow bonuses for such Plan year are determined (although certain participants have already received their complete allocations) and may grant unallocated units under the Plan to certain members of current or future management. At the time that annual free cash flow bonuses for such Plan year are determined, a participant is credited a number of deferred equity units based on their respective allocation divided by the grant date intrinsic value and an equal number of the related matching units is vested. The redemption price of the deferred equity units equals the fair market value of a fractional share of the Company’s stock on the date of the settlement and the redemption price for the matching units equals the excess, if any, of the then fair market value of one Company fractional share over the grant date intrinsic value of one fractional share.

The Company accounts for share-based payments as required by ASC 718. ASC 718 requires all share-based payments to employees to be recognized as compensation expense. Under the recognition provision of ASC 718, liability classified share-based compensation costs are measured each reporting date until settlement. The Company’s policy is to measure share-based compensation costs to employees using the intrinsic value method instead of fair value as it is not practical to estimate the volatility of its share price on the grant date.

The intrinsic value method utilized by the Company is based on the estimated fair value of equity divided by the number of shares outstanding to determine a price per share. The Company’s estimated fair value of equity is derived from a discounted cash flow model with adjustments for non-operating assets, less the estimated fair value of debt.

For accounting purposes, the grant date was established at the point the Company and the participant reached a mutual understanding of the key terms and conditions, in this case the date at which the participant accepted the invitation to participate in the Plan. For accounting purposes, deferred equity units are deemed to generally vest between one and seven years and matching equity units granted under the Plan are deemed to vest two years after the allocation to the participant’s account. The deferred and matching equity units have cash settlement dates that began in December 2018. Upon the scheduled settlement in December 2018, the Company settled 4,395.54 deferred equity units, including special deferred equity units, in cash totaling approximately $1 million, 86,496.04 in Company fractional shares (which were contributed to the LLC in exchange for Class A units of the LLC) with an estimated value of $26 million and 4,553.50 matching equity units in cash totaling approximately $1 million. The deferred units will be settled at the participant’s election for cash equal to the fair market value of one fractional company share or a fractional company share. The matching units will be settled for cash equal to the redemption price or fractional company shares of equivalent value. At the end of the applicable redemption period, all outstanding units become mandatorily redeemable at the then redemption price. Due to this mandatory redemption clause, the Company has classified the awards under the Plan as liability awards. As of September 30, 2019, total liabilities for the vested portion of the plan is $211 million, of which $108 million is eligible for redemption in fiscal 2020 and, therefore a current liability. Dividend distributions, if any, are also paid out on vested deferred equity units and are calculated on the same basis as the Company’s common shares. The Company has applied a graded (tranche-by-tranche) attribution method and expenses share-based compensation on an accelerated basis over the vesting period of the share award.

The following is a summary of the Company’s share awards:

	Deferred Equity Units	Matching Equity Units	Deferred Equity Units Weighted- Average Intrinsic Value	Matching Equity Units Weighted- Average Intrinsic Value	Deferred Equity Units Weighted- Average Grant- Date Intrinsic Value	Matching Equity Units Weighted- Average Grant- Date Intrinsic Value
Unvested units at September 30, 2017	13	36	$241.75	$111.23	$140.04	$—
Granted	—	—	—	—	—	—
Vested	(7)	(9)	304.22	193.83	133.05	—
Forfeited	—	—	—	—	—	—

Unvested units at September 30, 2018	6	27	$304.22	$167.15	$148.69	$—

Granted	—	—	—	—	—	—
Vested	(2)	(13)	367.96	243.41	147.26	—
Forfeited	—	—	—	—	—	—

Unvested units at September 30, 2019	4	14	$367.96	$219.73	$149.45	$—

The weighted-average grant date intrinsic value of deferred equity unit awards for the fiscal year ended September 30, 2019 was $149.45. The fair value of these deferred equity units at September 30, 2019 was $367.96. The weighted-average grant date intrinsic value of deferred equity unit awards for the fiscal year ended September 30, 2018 was $148.69. The fair value of these deferred equity units at September 30, 2018 was $304.22. The weighted-average grant date intrinsic value of deferred equity unit awards for the fiscal year ended September 30, 2017 was $140.04. The fair value of these deferred equity units at September 30, 2017 was $241.75.

Compensation Expense

The Company recognized non-cash share-based compensation expense of $50 million, free cash flow compensation expense of $15 million and dividend expense related to the equity units of $7 million for the fiscal year ended September 30, 2019. The Company recognized non-cash share-based compensation expense of $62 million, free cash flow compensation expense of $19 million and dividend expense related to the equity units of $27 million for the fiscal year ended September 30, 2018. The Company recognized non-cash share-based compensation expense of $70 million, free cash flow compensation expense of $30 million and dividend expense related to the equity units of $2 million for the fiscal year ended September 30, 2017.

In addition, at September 30, 2019, September 30, 2018 and September 30, 2017, the Company had approximately $16 million, $18 million and $34 million, respectively, of unrecognized compensation costs related to its unvested share awards. As of September 30, 2019, the remaining weighted-average period over which total compensation related to unvested awards is expected to be recognized is 1 year.